BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
BlackRock Global Allocation V.I. Fund

Supplement dated March 16, 2007 to the
Statement of Additional Information dated May 1, 2006

The section entitled "Investment Restrictions - Restrictions Applicable to each of the Funds (Except the Domestic Money Market V.I. Fund)" beginning on p. 27 of the BlackRock Variable Series Funds, Inc.'s
Statement of Additional Information is amended as follows
: (i) to revise non-fundamental investment restriction b to add BlackRock Global Allocation V.I. Fund to the list of funds that may sell securities short and maintain a short position, and to delete the statement that "Global Allocation V.I. Fund may make short sales that are covered by securities convertible or exchangeable into the security which is being sold short" at the end of the restriction; and (ii) to add BlackRock Fundamental Growth V.I. Fund to the list of funds that may invest up to 20% of its total assets in securities of foreign issuers.







Code #VS-FGA-0307SAI